                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  January 16, 2002


                          AMR CORPORATION
      (Exact name of registrant as specified in its charter)


      Delaware                    1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)              (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)







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Item 5.  Other Events

AMR Corporation (the Company) is filing herewith a press release issued on January 16, 2002 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report the Company's fourth quarter and full year 2001 earnings and an agreement  with  Boeing for the retirement  of  the  Company's  717 fleet.


Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release


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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 16, 2002

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                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                  Exhibit 99.1





                         CONTACT: Corporate Communications
                                  Fort Worth, Texas
                                  817-967-1577

FOR RELEASE: Wednesday, Jan. 16, 2002

Editor's Note: A live Webcast reporting fourth-quarter results will be broadcast on the Internet on Jan. 16 at 2 p.m. EST
(Windows Media Player required for viewing.)

  AMR REPORTS FOURTH-QUARTER LOSS OF $734 MILLION BEFORE SPECIAL
                               ITEMS

         AMERICAN ALSO ANNOUNCES AGREEMENT WITH BOEING FOR
                  THE RETIREMENT OF ITS 717 FLEET


     FORT WORTH, Texas - AMR Corporation, the parent company of American Airlines, Inc., today reported a fourth-quarter net loss of $734 million before special items, or a loss of $4.75 per share. This compares with net earnings of $56 million, or $0.34 per share diluted, before special items in the fourth quarter of 2000.
     "Influenced by the lingering effects of last September's attacks, the final three months of 2001 were incredibly difficult," said Don Carty, AMR"s chairman and chief executive officer. "Traffic, particularly business travel, was down significantly in the quarter, which -- when combined with lower average fares -- resulted in a record quarterly loss."
     While disappointed with the results, the Company has taken many positive steps to bolster its financial position. "We strengthened our cash reserves, despite the huge losses," Carty said, "and further improved our position by cutting capacity, reducing capital spending, cutting operating costs, and further simplifying the fleet."

                             - more -

AMR Fourth Quarter Results
Jan. 16, 2002
Page 2

     In addition, Carty noted that "the commitment of our people to making American an industry leader was evident in December, when American registered an industry-leading completion factor of 99.7 percent and posted outstanding on-time performance."
     After accounting for the special items noted below, AMR reported a net loss of $798 million, or $5.17 per share, for the fourth quarter of 2001. This compares to net earnings of $47 million, or $0.29 per share diluted, for the fourth quarter of 2000.

   Impact of Special Items
   (in millions, except per
    share amounts)                               Fourth Quarter
                                                Amount  Earnings
                                               (net of    per
                                                 tax)    share                                                      share
  Net loss before special items                ($734)     ($4.75)
 Special charges:
 Aircraft charges                   (35)
 Facility exit costs                (34)
 Employee charges                   (10)
 Other                              (14)
   Total special charges                         (93)      (0.61)
 Special credit: U.S. Govn't grant                29        0.19
   Net loss after special items                ($798)     ($5.17)

     AMR's fourth-quarter results brought the Company's full-year 2001 net loss to $1.4 billion, or $9.13 per share, before special items. This compares with 2000 net earnings of $752 million, or $4.65 per share diluted, before special items and an extraordinary loss. Including the special items noted above and prior quarters'

                             - more -

AMR Fourth Quarter Results
Jan. 16, 2002
Page 3

special items, AMR's full-year 2001 net loss was $1.8 billion, or a loss of $11.43 per share, as compared to 2000 net earnings of $770 million, or $4.76 per share diluted.
     Looking to the future, Carty said AMR still has a long way to go to return to profitability, but is encouraged by a number of signs.
     "Traffic is improving, and we're in much better shape than we might have been otherwise, thanks to a strong product, great people and strategies like fleet flexibility and simplification," Carty said. "Our intent is to move forward aggressively in 2002 with marketing strategies to attract and retain customers, operating strategies that emphasize safety, security and on-time performance, and financing strategies that keep this Company's financial foundations strong."
Retirement of Aircraft
     In connection with its strategy of reducing costs by simplifying its fleet, AMR announced today that it has reached an agreement with Boeing that, among other things, will result in the retirement of its 717 fleet by June of this year. The 717 is a short-haul, 100-seat airplane similar in size to the Fokker F100s already in American's fleet. American does not need two airplanes of this fleet size and had always intended to retire the 717s. The agreement with Boeing allows American to do this earlier than planned.
     "The 717 is a fine aircraft," Carty said, "but we are committed to simplifying the fleet, and it just doesn't make sense to hold on to the 717s when we already have a fleet of 74 F100s in the 100-seat category. All we're doing now is accelerating a retirement that had been in our fleet plan from the beginning of our TWA acquisition."

                             - more -

AMR Fourth Quarter Results
Jan. 16, 2002
Page 4


     The 717 retirement is part of a broad fleet-simplification strategy that will see American reduce its total number of basic fleet types from 14 two years ago to seven types by the end of 2002. In 2001, American retired five fleet types " the MD11, MD90, DC10, MD87 and DC9. This year, it will take two more types out of the fleet " the 717 and the 727. As the numbers of fleet types shrink, the overall fleet becomes more reliable and easier and less costly to maintain.

Editor's note: AMR's Chief Financial Officer, Thomas W. Horton, will be available to answer questions during a telephone news conference on Wednesday, Jan. 16, from 3 p.m. to 3:45 p.m. EST. Reporters interested in joining the conference should call
817-967-1577 for details.


Statements in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the words "expects," "anticipates," and similar expressions are intended to identify forward-looking statements. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2000.


     Detailed financial information follows:

                                ###

 Current AMR Corp. news releases can be accessed via the Internet.
               The address is http://www.amrcorp.com

                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                              Three Months Ended December 31, Percent
                                     2001         2000        Change
Revenues
    Passenger - American Airlines $2,755         $ 4,039     (31.8)
              - TWA LLC              414              -          -
              - AMR Eagle            277             356     (22.2)
    Cargo                            138             191     (27.7)
    Other revenues                   220             273     (19.4)
      Total operating revenues     3,804           4,859     (21.7)

Expenses
  Wages, salaries and benefits     2,027           1,771      14.5
  Aircraft fuel                      563             727     (22.6)
  Depreciation and amortization      371             313      18.5
  Other rentals and landing fees     297             256      16.0
  Maintenance, materials and
    repairs                          255             274      (6.9)
  Commissions to agents              144             241     (40.2)
  Aircraft rentals                   225             152      48.0
  Food service                       167             190     (12.1)
  Other operating expenses           801             855      (6.3)
  Special charges, net               102              -          -
      Total operating expenses     4,952           4,779       3.6

Operating Income (Loss)           (1,148)            80           *

Other Income (Expense)
  Interest income                     30             46      (34.8)
  Interest expense                  (165)          (114)      44.7
  Interest capitalized                28             41      (31.7)
  Miscellaneous - net                (15)            30          *
                                    (122)             3          *

Income (Loss) Before Income Taxes (1,270)            83          *
Income tax provision (benefit)      (472)            36          *
Net Earnings (Loss)                $(798)       $    47          *


Continued on next page.

                          AMR CORPORATION
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                            (Unaudited)

                                   Three Months Ended December 31,
                                         2001         2000
Earnings (Loss) Per Share
  Basic
    Net Earnings (Loss)               $ (5.17)      $   0.31

  Diluted
    Net Earnings (Loss)               $ (5.17)      $   0.29

Number of Shares Used in Computation
  Basic                                    154          151
  Diluted                                  154          165




*     Greater than 100%

Note: Certain amounts have been reclassified to conform with 2001 presentation.

                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                  Three Months Ended December 31, Percent
                                         2001         2000        Change
American Airlines
    Revenue passenger miles (millions)    22,109       27,539     (19.7)
    Available seat miles (millions)       34,115       39,497     (13.6)
    Cargo ton miles (millions)               434          587     (26.1)
    Passenger load factor                  64.8%        69.7%      (4.9) pts.
    Breakeven load factor (*)              86.2%        67.1%       19.1 pts.
    Passenger revenue yield per
     passenger mile (cents)                12.46        14.67      (15.1)
    Passenger  revenue per available
     seat mile (cents)                      8.07        10.23      (21.1)
    Cargo revenue yield per ton
     mile (cents)                          30.34        32.21       (5.8)
    Operating expenses per available
     seat mile (cents) (*)                 11.10        11.02        0.7
    Fuel  consumption (gallons, in
     millions)                               633          760      (16.7)
    Fuel price per gallon (cents)           70.4         90.8      (22.5)
    Fuel  price per gallon, excluding
     fuel taxes (cents)                     65.3         84.8      (23.0)
    Operating aircraft at period-end         712          717       (0.7)


TWA LLC
    Revenue passenger miles (millions)     3,314            -
    Available seat miles (millions)        5,642            -
    Passenger load factor                  58.7%            -
    Passenger revenue yield per
     passenger mile (cents)                12.50            -
    Passenger  revenue per  available
     seat mile (cents)                      7.34            -
    Operating expenses per available
     seat mile (cents) (*)                 12.81            -
    Operating aircraft at period-end         169            -


AMR Eagle
    Revenue passenger miles (millions)       873          909      (4.0)
    Available seat miles (millions)        1,539        1,565      (1.7)
    Passenger load factor                  56.7%        58.1%      (1.4) pts.
    Operating aircraft at period-end         290          261       11.1



AMR Corporation
Average Equivalent Number of Employees
        American Airlines                 83,800       94,400
        TWA LLC                           14,100            -
        Other                             11,400       13,000
           Total                         109,300      107,400




(*)    Excludes special charges, net

                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                               Year Ended December 31,    Percent
                                    2001        2000      Change
Revenues
    Passenger - American Airlines $14,104     $16,394      (14.0)
              - TWA LLC             1,676           -          -
              - AMR Eagle           1,378       1,452       (5.1)
    Cargo                             662         721       (8.2)
    Other revenues                  1,143       1,136        0.6
      Total operating revenues     18,963      19,703       (3.8)

Expenses
  Wages, salaries and benefits     8,032        6,783        18.4
  Aircraft fuel                    2,888        2,495        15.8
  Depreciation and amortization    1,404        1,202        16.8
  Other rentals and landing fees   1,197          999        19.8
  Maintenance, materials and
   repairs                         1,165        1,095         6.4
  Commissions to agents              835        1,037       (19.5)
  Aircraft rentals                   829          607        36.6
  Food service                       778          777         0.1
  Other operating expenses         3,695        3,327        11.1
  Special charges, net               610           -            -
      Total operating expenses    21,433       18,322        17.0

Operating Income (Loss)           (2,470)       1,381           *

Other Income (Expense)
  Interest income                    110          154       (28.6)
  Interest expense                  (538)        (467)       15.2
  Interest capitalized               144          151       (4.6)
  Miscellaneous - net                 (2)          68          *
                                    (286)         (94)         *
Income (Loss) From Continuing
 Operations Before Income Taxes
 and Extraordinary Loss           (2,756)       1,287          *
Income tax provision (benefit)      (994)         508          *
Income (Loss) From Continuing
Operations Before
 Extraordinary Loss               (1,762)         779          *
Income From Discontinued
 Operations (net of applicable
 income taxes and minority interest)   -           43          -
Income (Loss) Before
 Extraordinary Loss               (1,762)         822          *
Extraordinary Loss (net of
 applicable income taxes)              -           (9)         -
Net Earnings (Loss)              $(1,762)    $    813          *



Continued on next page.

                          AMR CORPORATION
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                            (Unaudited)

                                     Year Ended December 31,
                                        2001        2000
Earnings (Loss) Per Share
  Basic
    Income (Loss) from Continuing
     Operations                       $(11.43)    $ 5.20
    Discontinued Operations                 -       0.30
    Extraordinary Loss                      -      (0.07)
    Net Earnings (Loss)               $(11.43)    $ 5.43

  Diluted
    Income (Loss) from Continuing
     Operations                       $(11.43)    $ 4.81
    Discontinued Operations                 -       0.27
    Extraordinary Loss                      -      (0.05)
    Net Earnings (Loss)               $(11.43)    $ 5.03

Number of Shares Used in Computation
  Basic                                  154         150
  Diluted                                154         162









*  Greater than 100%

Note: Certain amounts have been reclassified to conform with 2001 presentation.

                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                       Year Ended December 31,   Percent
                                          2001         2000       Change
American Airlines
    Revenue passenger miles (millions)    106,224      116,594      (8.9)
    Available seat miles (millions)       153,035      161,030      (5.0)
    Cargo ton miles (millions)              2,058        2,280      (9.7)
    Passenger load factor                   69.4%        72.4%      (3.0) pts.
    Breakeven load factor (*)               78.1%        65.3%      12.8  pts.
    Passenger  revenue   yield   per
     passenger mile (cents)                 13.28        14.06      (5.5)
    Passenger  revenue per  available
     seat mile (cents)                       9.22        10.18      (9.4)
    Cargo revenue yield per
     ton mile (cents)                       30.24        31.31      (3.4)
    Operating expenses per available
     seat mile (cents) (*)                  11.14        10.45       6.6
    Fuel consumption (gallons, in millions) 2,913        3,045      (4.3)
    Fuel price per gallon (cents)            80.9         77.9       3.9
    Fuel  price per gallon, excluding
     fuel taxes (cents)                      75.4         72.3       4.3
    Operating aircraft at period-end          712          717      (0.7)

TWA LLC (**)
    Revenue passenger miles (millions)     14,381            -
    Available seat miles (millions)        21,653            -
    Passenger load factor                    66.4%           -
    Passenger revenue yield per
     passenger mile (cents)                 11.66            -
    Passenger  revenue per  available
     seat mile (cents)                       7.74            -
    Operating expenses per available
     seat mile (cents) (*)                  10.58            -
    Operating aircraft at period-end          169            -


AMR Eagle
    Revenue passenger miles (millions)      3,725        3,731      (0.2)
    Available seat miles (millions)         6,471        6,256       3.4
    Passenger load factor                   57.6%        59.6%      (2.0) pts.
    Operating aircraft at period-end         290          261       11.1



AMR Corporation
Average Equivalent Number of Employees
        American Airlines                  92,900       93,400
        TWA LLC                            12,900            -
        Other                              12,600       13,000
           Total                          118,400      106,400




(*)    Excludes special charges, net

(**)  For the period April 10, 2001 through December 31, 2001.